UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2024

DORCHESTER MINERALS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas 75219
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (214) 559-0300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interest	DMLP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 2.02	Results of Operations and Financial Condition

The Registrant is furnishing its press release dated October 17, 2024, which announces the Registrant's cash distribution for the quarter ended September 30, 2024.  The press release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 15, 2024, the members of Dorchester Minerals Management GP LLC, the general partner of the Registrant’s general partner (“DMMGP”), appointed Mr. F. Damon Box, age 46, to the board of managers of DMMGP (the “Board”), pursuant to the terms of that certain Letter Agreement dated September 30, 2024 by and among the members of DMMGP and Carrollton Minerals, LP (“CMP”) filed as Exhibit 10.1 hereto (the “Letter Agreement”), which was executed in connection with the consummation of the transactions contemplated by that certain Contribution and Exchange Agreement dated September 12, 2024 by and among West Texas Minerals LLC, a Delaware limited liability company, CMP, Carrollton Mineral Partners Fund II, LP, a Texas limited partnership, Carrollton Mineral Partners III, LP, a Texas limited partnership, Carrollton Mineral Partners III-B, LP, a Texas limited partnership, Carrollton Mineral Partners IV, LP, a Texas limited partnership, CMP Permian, LP, a Texas limited partnership, CMP Glasscock, LP, a Texas limited partnership, and Carrollton Royalty, LP, a Texas limited partnership (together, the “Contributors”). The terms of the Letter Agreement require that the members of DMMGP vote their membership interests in DMMGP in favor of one representative designated by CMP (with the consent of the members of DMMGP, such consent not to be unreasonably withheld, conditioned or delayed) to the Board to serve on committees established to govern the Registrant; provided that such agreement terminates upon such time that CMP is unable to certify to the Registrant that the Contributors, collectively, hold an aggregate of at least 1,000,000 common units representing limited partner interests in the Registrant.

The Board consists of five managers appointed by members of DMMGP in accordance with the Second Amended and Restated Limited Liability Company Agreement of DMMGP, one manager appointed by CMP in accordance with the Letter Agreement, and three independent managers. Mr. Box will receive the same board compensation received by the three independent managers. Mr. Box has not been, and is not expected to be, named to any committee of the Board. In connection with Mr. Box’s appointment to the Board, he has entered into a customary confidentiality agreement with DMMGP filed as Exhibit 10.2 hereto (the “Confidentiality Agreement”), which requires Mr. Box to maintain in confidence proprietary information of the Registrant and its affiliates that he receives in connection with his Board service, and the Registrant’s standard indemnity agreement, a form of which is incorporated by reference as Exhibit 10.3 hereto (the “Indemnity Agreement”). A description of the Indemnity Agreement is set forth in Item 5 of Part II of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed with the Securities and Exchange Commission on August 4, 2004, and incorporated herein by reference.

The foregoing descriptions of the Letter Agreement, Confidentiality Agreement and Indemnity Agreement are not complete and are qualified in their entirety by reference to the full text of each such agreement, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K, and are incorporated into this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of October 15, 2024, the members of DMMGP entered into the Second Amended and Restated Limited Liability Agreement of DMMGP (the “Second A&R LLCA”) to increase the size of the Board from eight to nine managers, with the additional manager to be appointed by CMP in accordance with the Letter Agreement and to make certain other immaterial updates to the Second A&R LLCA (the “Amendments”).

The foregoing description of the Amendments is qualified in its entirety by reference to the full text of the Second A&R LLCA, which are indicated in the redline of the Second A&R LLCA attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On October 15, 2024, the Registrant issued a press release announcing the appointment of Mr. F. Damon Box to the Board (the “October 15 Press Release”).

On October 17, 2024, the Registrant issued a press release announcing the Registrant's cash distribution for the quarter ended September 30, 2024 (together with the October 15 Press Release, the “Press Releases”). The Press Releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

Limitation on Incorporation by Reference:

In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this Item 7.01, Exhibit 99.1 and Exhibit 99.2 is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

And 9.01	Financial Statements and Exhibits

(c)	Exhibits

3.1	Second Amended and Restated Limited Liability Company Agreement of Dorchester Minerals Management GP LLC dated October 15, 2024.

10.1	Letter Agreement dated September 30, 2024 by and among Carrollton Mineral Partners, LP and the members of Dorchester Minerals Management GP, LLC.

10.2	Confidentiality Agreement dated October 15, 2024 between Dorchester Minerals Management GP, LLC and F. Damon Box.

10.3	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.1 to Dorchester Minerals’ Report on Form 10-Q for the quarter ended June 30, 2004.

99.1	Press Release dated October 17, 2024, announcing the Registrant's cash distribution for the quarter ended September 30, 2024.

99.2	Press Release dated October 15, 2024 announcing the appointment of Mr. F. Damon Box to the Board.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DORCHESTER MINERALS, L.P.
Registrant

by  Dorchester Minerals Management LP
its General Partner,
by  Dorchester Minerals Management GP LLC
its General Partner

Date: October 17, 2024
By:         /s/Leslie A. Moriyama
Leslie A. Moriyama
Chief Financial Officer